UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2005

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (and the PPL Employee Stock Ownership Plan) (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-74794	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant's Certifying Accountant

(a)  On November 10, 2005, following the solicitation process described in (b) below, the audit committee of the board of directors of PPL Corporation (the “Company”) determined that PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) will be dismissed as the independent registered public accounting firm for the Company, its two subsidiaries PPL Energy Supply, LLC and PPL Electric Utilities Corporation (collectively with the Company, the “Registrants”), and the PPL Employee Stock Ownership Plan (the “ESOP”), effective upon completion by PricewaterhouseCoopers of its procedures described in the next paragraph.

PricewaterhouseCoopers has served as the independent registered public accounting firm for the Registrants and the ESOP since 1995. PricewaterhouseCoopers remains the independent registered public accounting firm for the Registrants and the ESOP as of and for the fiscal year ending December 31, 2005, subject to completion of its procedures regarding the financial statements of each of the Registrants as of and for the year ending December 31, 2005 and the Annual Report on Form 10-K in which such financial statements will be included, and its procedures regarding the financial statements of the ESOP as of and for the year ending December 31, 2005 and the Annual Report on Form 11-K in which such financial statements will be included.

PricewaterhouseCoopers’ reports on the financial statements of the Registrants and the ESOP for the fiscal years ended December 31, 2003 and 2004 did not contain any adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2003 and 2004, and through November 10, 2005, (1) there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in its reports on the financial statements of the Registrants or the ESOP for such years, and (2) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to PricewaterhouseCoopers and requested PricewaterhouseCoopers to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers agrees with those disclosures. A copy of PricewaterhouseCoopers’ letter, dated November 16, 2005, confirming its agreement with those disclosures is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  Also on November 10, 2005, the audit committee of the Company’s board of directors appointed Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm for the Registrants and the ESOP as of and for the fiscal year ending December 31, 2006. This appointment followed a solicitation and review process conducted by the Company pursuant to the audit committee’s previously announced policy to solicit competitive proposals for audit services from independent accounting firms at least once every seven years.

During the fiscal years ended December 31, 2003 and 2004, and through November 10, 2005, (1) Ernst & Young had not been engaged as the principal accountant of the Registrants or the ESOP to audit their financial statements or as an independent accountant to audit a significant subsidiary of the Registrants, and (2) none of the Registrants nor the ESOP had consulted with Ernst & Young regarding (a) the application of accounting principles to any completed or proposed transaction, (b) the type of audit opinion that might be rendered on the Registrants’ or the ESOP’s financial statements for such periods, or (c) any other accounting, auditing or financial reporting matter described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	16.1	Letter of PricewaterhouseCoopers LLP, dated November 16, 2005, to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Paul A. Farr Paul A. Farr Senior Vice President-Financial and Controller

PPL ENERGY SUPPLY, LLC

By:	/s/ Paul A. Farr Paul A. Farr Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Paul A. Farr Paul A. Farr Senior Vice President-Financial and Controller

Dated: November 16, 2005